SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 14, 1997
                        -------------------------------
                       (Date of earliest event reported)


                      BANK OF AMERICA NATIONAL ASSOCIATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           U.S.A.                     333-4152               86-0645265
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
 of Incorporation)                   File Number)      Identification Number)


1825 East Buckeye Road
Phoenix, Arizona                                         85034
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                 (602) 597-3738
              (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT


Items 1-4.  Not Applicable.

Item  5.    Not Applicable.

Item 6.     Not Applicable.

Item 7.     Exhibits.

            The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4.

            Exhibit 20.1 Monthly Payment Instructions and Notification to the Trustee, dated as of February 28, 1997

            Exhibit 20.2 Monthly Series 1996-A Certificateholders' Statement, dated as of February 28, 1997

            Exhibit 20.3 Schedule to Monthly Servicer's Certificate, dated as of February 28, 1997

            Exhibit 20.4 Monthly Servicer's Certificate, dated as of February 28, 1997

            Exhibit 20.5   Form of Annual Servicer's Certificate




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANK OF AMERICA NATIONAL ASSOCIATION

                                        Transferor and Servicer



                                        By: /s/ MARGARET A. SPRUDE
                                            ------------------------------------
                                            Name:  Margaret A. Sprude
                                            Title: SVP & Chief Financial Officer

Date:  March 14, 1997

                               INDEX TO EXHIBITS


Exhibit
Number         Exhibit Description
-------        -------------------

20.1 Monthly Payment Instructions and Notification to the Trustee, dated as of February 28, 1997

20.2 Monthly Series 1996-A Certificateholders' Statement, dated as of February 28, 1997

20.3           Schedule to Monthly Servicer's Certificate, dated as of
               February 28, 1997

20.4           Monthly Servicer's Certificate, dated as of February 28, 1997

20.5           Form of Annual Servicer's Certificate